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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  April 27, 2001

                         Peerless Systems Corporation,
                            a Delaware Corporation
            (Exact name of registrant as specified in its charter)


         Delaware                        000-21287             95-3732595
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)        Identification No.)


2381 Rosecrans Avenue, El Segundo, California                      90245
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:             (310) 536-0908


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)


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Item 5.   Other Events.


     Effective as of April 27, 2001, Peerless Systems Corporation (the "Company") entered into an agreement, a copy of which is attached hereto as
Exhibit 99(A), with the State of Wisconsin Investment Board ("SWIB") to resolve a lawsuit filed against the Company and its former Chief Executive Officer in December 1999 (the "Settlement Agreement"). The lawsuit centered on the passage by the Company's stockholders in 1999 of a proposal increasing the Company's stock option plan by 1.0 million shares to enable the Company to remain competitive in hiring and retaining key people. Pursuant to the Settlement Agreement, all disputed claims among the parties have been settled and no liability or wrongdoing or fault was admitted or acknowledged.

     The Company determined that it was in the best interests of the Company to conclude the litigation with SWIB in order to free up 750,000 of the restricted
1.0 million stock options approved by its stockholders at the 1999 Stockholders Meeting, and to eliminate the costs of proceeding to trial. Also pursuant to the Settlement Agreement, the Company agreed to amend its bylaws and formalize certain internal procedures that had been generally followed by the Company in the past, such as, but not limited to, not re-pricing options outstanding or issuing options at below fair market value. The Company also agreed to pay SWIB $375,000 for a portion of its legal fees.

     In accordance with the Settlement Agreement, on May 23, 2001 the board of directors of the Company adopted amended and restated bylaws, a copy of which is attached hereto as Exhibit 99(B), in which the following sections of the Company's bylaws were amended: Sections 5(c), 15(b), 15(c), 17, 18, 23, 24(b), 24(c)(i), 24(c)(ii), 24(e), 24(f), 44(a) and 44(b).
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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

        (a)  Financial Statements of Business Acquired.

             Not Applicable.

        (b)  Pro Forma Financial Information.

             Not Applicable.

        (c)  Exhibits.

Exhibit No.                 Description
-----------                 -----------
Ex. 99(A)                   Settlement Agreement and Mutual Release, effective as of
                            April 27, 2001, by and among the State of Wisconsin
                            Investment Board, Peerless Systems Corporation and Edward A.
                            Gavaldon.
Ex. 99(B)                   Amended and Restated Bylaws of Peerless Systems Corporation.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Peerless Systems Corporation,
                                   a Delaware corporation


Date: June 8, 2001                 By: /s/ Howard Nellor
                                       Howard Nellor
                                       President and Chief Executive Officer

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                                 EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

Ex. 99(A)          Settlement Agreement and Mutual Release, effective as of
                   April 27, 2001, by and among the State of Wisconsin
                   Investment Board, Peerless Systems Corporations and Edward A.
                   Gavaldon.

Ex. 99(B)          Amended and Restated Bylaws of Peerless Systems Corporation.